Page 28 of 32 Pages

                                    EXHIBIT B

                             JOINT FILING AGREEMENT


               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Sybase Inc. dated December 2, 1996 and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  December 2, 1996                      GEORGE SOROS


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Attorney-in-Fact


Date:  December 2, 1996                      QUANTUM INDUSTRIAL PARTNERS, LDC


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Attorney-in-Fact


Date:  December 2, 1996                      QIH MANAGEMENT INVESTOR, L.P.

                                             By: QIH Management, Inc.
                                                 its Sole General Partner


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Vice President


Date:  December 2, 1996                      QIH MANAGEMENT, INC.


                                             By:  /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Vice President

                                                             Page 29 of 32 Pages


Date:  December 2, 1996                      WINSTON PARTNERS II LDC



                                             By: /S/ PETER HURWITZ
                                                -------------------------------
                                                Peter Hurwitz
                                                Attorney-in-Fact



Date:  December 2, 1996                      WINSTON PARTNERS II LLC

                                             By: Chatterjee Advisors LLC
                                                 its Manager


                                             By: /S/ PETER HURWITZ
                                                -------------------------------
                                                Peter Hurwitz
                                                Manager


Date:  December 2, 1996                      CHATTERJEE ADVISORS LLC


                                             By: /S/ PETER HURWITZ
                                                -------------------------------
                                                Peter Hurwitz
                                                Manager


Date:  December 2, 1996                      CHATTERJEE MANAGEMENT COMPANY


                                             By: /S/ PETER HURWITZ
                                                -------------------------------
                                                Peter Hurwitz
                                                Vice President


Date:  December 2, 1996                     PURNENDU CHATTERJEE


                                             By: /S/ PETER HURWITZ
                                                -------------------------------
                                                Peter Hurwitz
                                                Attorney-in-Fact